UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 13, 2012

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33795	68-0666697
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho  83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 13, 2012, Home Federal Bancorp, Inc. (“Company”) issued a press release announcing that its Board of Directors approved a stock repurchase program (“Repurchase Program”) under which the Company may purchase up to 764,000 shares, or 5%, of its outstanding common stock. Repurchases may be made pursuant to 10b-18 of the Securities Exchange Act of 1934, as amended. Pursuant to the Repurchase Program, on June 13, 2012, the Company entered into a 10b5-1 repurchase plan (“10b5-1 Plan”) with Keefe, Bruyette & Woods, Inc.  Pursuant to the 10b5-1 Plan, a maximum of 764,000 shares may be repurchased beginning June 18, 2012, until the 10b5-1 Plan expires on May 31, 2013, or when the authorized shares have been purchased, whichever is earlier.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1	Press release of Home Federal Bancorp, Inc. dated June 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: June 13, 2012	By: /s/Eric S. Nadeau
Eric S. Nadeau
Executive Vice President and Chief Financial Officer